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                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                            FORM 8-K/A


                          Current Report
                 Pursuant to Section 13 or 15(d)
                              of the
                 Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported):  June 7, 1996

                ALL AMERICAN COMMUNICATIONS, INC.
                ---------------------------------
      (Exact Name of Registrant as Specified in its Charter)

                           DELAWARE
                           --------
          (State or Other Jurisdiction of Incorporation)

        0-14333                                      95-3803222
        -------                                      ----------
    (Commission File                              (I.R.S. Employer
        Number)                                Identification Number)

         808 Wilshire Boulevard, Santa Monica, California 90401
         ------------------------------------------------------
             (Address of Principal Executive Offices)

                         (310) 656-1100
                         --------------
        (Registrant's Telephone Number, Including Area Code)

              2114 Pico Boulevard, Santa Monica, California 90405
              ---------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)
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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c.   Exhibits

         1. Letter from Ernst & Young LLP to Securities Exchange Commission, dated June 18, 1996.




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                               SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Santa Monica, California, on June 21, 1996.


                                   All American Communications, Inc.


                                   By: /s/ Thomas Bradshaw
                                       -------------------------------------
                                       Name:  Thomas Bradshaw
                                       Title: Senior Executive Vice President
                                              and Chief Financial Officer



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